UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

EMBARCADERO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30293	68-0310015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 California Street, Suite 1200, San Francisco, California 94111

(Address of principal executive offices, with zip code)

(415) 834-3131

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Embarcadero Technologies, Inc. (the “Company”) received a Nasdaq Staff Determination letter on November 17, 2004, stating that the Company is not in compliance with Nasdaq’s continued listing requirement set forth in Nasdaq Marketplace Rule 4310(c)(14), because the Company has not timely filed its Form 10-Q for the three months ended September 30, 2004. As a result, the fifth character “E” has been appended to the Company’s trading symbol and its common stock began trading under the symbol “EMBTE” on November 19, 2004. The Company is requesting a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. The delisting of the Company’s securities would materially and adversely affect the liquidity and trading price of the Company’s common stock.

On November 18, 2004, the Company issued a press release disclosing receipt of the Staff Determination letter from Nasdaq. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously announced, the Company’s Audit Committee of the Board of Directors has retained independent counsel and consultants to investigate the revenue recognition practices of the Company’s UK subsidiary. As a result of this ongoing investigation, the Company has delayed the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, and expects to make such filing once the investigation is complete.

Although the overall Audit Committee investigation is not yet complete, the Audit Committee concluded on November 23, 2004, that the Company will be required to restate its financial statements for the first two quarters of 2004 to make adjustments to revenue recorded relating to international sales generated by its UK subsidiary. As a result, the Company’s previously issued unaudited financial statements for the quarters ended March 31, 2004 and June 30, 2004, should no longer be relied upon. The Audit Committee has discussed this conclusion with the Company’s independent accountants.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press release dated November 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBARCADERO TECHNOLOGIES, INC.

Date: November 23, 2004	By:	/s/ Raj P. Sabhlok
Raj P. Sabhlok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release dated November 18, 2004.